EXHIBIT 99.1



            Amendment No. 1 to The Pooling and Servicing Agreement

                                AMENDMENT NO. 1

                          Dated as of August 22, 2006

                                      to

                        POOLING AND SERVICING AGREEMENT

                         Dated as of February 1, 2006

                                     among

                              INDYMAC MBS, INC.,
                                  Depositor,

                             INDYMAC BANK, F.S.B.,
                              Seller and Servicer

                                      and

                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                    Trustee



                RESIDENTIAL ASSET SECURITIZATION TRUST 2006-A1


                      MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2006-A

      THIS AMENDMENT NO. 1, dated as of August 22, 2006 (the "Amendment"), to the POOLING AND SERVICING AGREEMENT, dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), is among INDYMAC MBS, INC., as Depositor ( the "Depositor"), INDYMAC BANK, F.S.B., as Servicer (the "Servicer"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee (the "Trustee").

                              W I T N E S S E T H

      WHEREAS, the Depositor, the Servicer and the Trustee entered into the Pooling and Servicing Agreement;

      WHEREAS, pursuant to the first paragraph of Section 10.01 of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee for the purpose of curing any ambiguity or mistake;

      WHEREAS, the Depositor, the Servicer and the Trustee desire to amend the Pooling and Servicing Agreement pursuant to the first paragraph of Section
10.01 in order to make certain modifications as set forth herein;

      WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not consent to any amendment to the Pooling and Servicing Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC created under the Pooling and Servicing Agreement or the Certificateholders or cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding;

      WHEREAS, an Opinion of Counsel concerning the effect of this Amendment on any REMIC created by the Pooling and Servicing Agreement has been delivered to the Trustee;

      WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not be required to enter into an amendment to the Pooling and Servicing Agreement without first receiving an Opinion of Counsel that the amendment is permitted and not prohibited by the Pooling and Servicing Agreement and that all requirements for amending the Pooling and Servicing Agreement have been complied with, and covering certain other matters as specified therein;

      WHEREAS, an Opinion of Counsel addressing the matters described in the foregoing recital has been delivered to the Trustee;

      WHEREAS, Section 10.01 provides that the Trustee shall not consent to any amendment to this Agreement unless the Trustee shall have received an Officer's Certificate to the effect that such amendment would not "significantly change" (within the meaning of SFAS 140) the permitted activities of the Trust Fund so as to cause to Trust Fund to fail to qualify as a Qualifying Special Purpose Entity; and

      WHEREAS, an Officer's Certificate addressing the matters described in the foregoing recital has been delivered to the Trustee;

      NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.        Defined Terms.
                  --------------

      For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

SECTION 2.        Amendment to the Table of Contents regarding Exhibit O.
                  -------------------------------------------------------

      The Table of Contents regarding Exhibit O is hereby amended and restated in its entirety as follows:


      "Exhibit O:  [Reserved]..............................................O-1"

SECTION 3.        Amendment to the Table of Contents regarding Exhibit Q.
                  -------------------------------------------------------

      The Table of Contents regarding Exhibit Q is hereby amended and restated in its entirety as follows:

      "Exhibit Q:  [Reserved]..............................................Q-1"



SECTION 4.        Amendment to the Preliminary Statement
                  --------------------------------------

      The initial class certificate balance of the Class PO Certificates shown in the second column of the table under the caption "The Master REMIC" is hereby deleted in its entirety and replaced by the following number:
"$4,483,939.00"

SECTION 5.        Amendment to the eighth paragraph of Section 2.02
                  -------------------------------------------------

      The eighth paragraph of Section 2.02 of the Pooling and Servicing Agreement is hereby amended by deleting the words "in the form of Exhibit O" and it shall read as follows:

      "The Purchase Price for any Mortgage Loan shall be deposited by the Seller in the Certificate Account by the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of the deposit and certification with respect thereto, the Trustee shall release the related Mortgage File to the Seller and shall execute and deliver at the Seller's request any instruments of transfer or assignment prepared by the Seller, in each case without recourse, necessary to vest in the Seller, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto."




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


SECTION 6.        Amendment to Section 4.06(a).
                  -----------------------------

      Section 4.06(a) of the Pooling and Servicing Agreement is hereby amended and restated in its entirety as follows:

      (a) "Not later than each Distribution Date, the Trustee shall prepare and make available on its website at https://www.tss.db.com/invr to each Certificateholder, the Servicer and the Depositor a statement for the related distribution of:

            (i) the applicable Record Dates, Interest Accrual Periods and Determination Dates for calculating distributions for the Distribution Date;

            (ii) the amount of funds received from the Servicer for the Distribution Date separately identifying amounts received in respect of the Mortgage Loans and the amount of Advances included in the distribution on the Distribution Date;

            (iii) the Servicing Fee and the amounts of any additional servicing compensation received by the Servicer attributable to penalties, fees, Excess Proceeds or other similar charges or fees and items with respect to the Distribution Date, and, with respect to Lender PMI Loans, the interest premium charged the related borrower for primary mortgage guaranty insurance;

            (iv) the Trustee Fee for the Distribution Date;

            (v) the aggregate amount of expenses paid from amounts on deposit in the Distribution Account;

            (vi) the aggregate amount on deposit in the Distribution Account and Yield Maintenance Reserve Fund, as of the beginning and end of the related Due Period;

            (vii) the amount of the distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (viii) the amount of the distribution allocable to interest, any Class Unpaid Interest Amounts included in the distribution and any remaining Class Unpaid Interest Amounts after giving effect to the distribution;

            (ix) if the distribution to the Holders of any Class of Certificates is less than the full amount that would be distributable to them if sufficient funds were available, the amount of the shortfall and the allocation of the shortfall between principal and interest;

            (x) the aggregate amount of Realized Losses incurred and Subsequent Recoveries, if any, received during the preceding calendar month and aggregate Realized Losses through the Distribution Date;



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


            (xi) the Class Certificate Balance (including Component Balances) or Notional Amount of each Class of Certificates before and after giving effect to the distribution of principal on the Distribution Date;

            (xii) the Pass-Through Rate for each Class of Certificates with respect to the Distribution Date;

            (xiii) the LIBOR rate applicable for that Distribution Date;

            (xiv) the number of Mortgage Loans and the aggregate Stated Principal Balance of the Mortgage Loans and the Pool Stated Principal Balance as the first day of the related Due Period and the last day of the related Due Period;

            (xv) as of the last day of the related Due Period:

                  (A) the weighted average mortgage rate of the Mortgage Loans, and

                  (B) the weighted average remaining term to maturity of the Mortgage Loans;

            (xvi) the number and aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the end of the preceding calendar month:

                  (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and
                        (3) 90 or more days and

                  (B) in foreclosure and delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days,

                  in each case as of the close of business on the last day of the calendar month preceding the Distribution Date;

            (xvii) for each of the preceding 12 calendar months, or all calendar months since the Cut-off Date, whichever is less, the aggregate dollar amount of the Scheduled Payments (A) due on all Outstanding Mortgage Loans on the Due Date in each such month and (B) delinquent sixty (60) days or more on the Due Date in each such month;

            (xviii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of the Mortgage Loan as of the close of business on the Determination Date preceding the Distribution Date;

            (xix) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding the Distribution Date;


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


            (xx) the aggregate amount of Principal Prepayments received during the related Prepayment Period and the number of Mortgage Loans subject to such Principal Prepayments;

            (xxi) the amount of Advances included in the distribution on the Distribution Date and the aggregate amount of Advances outstanding as of the close of business on the Distribution Date;

            (xxii) the aggregate amount of Advances reimbursed during the related Due Period, the general source of funds for such reimbursements and the aggregate amount of Advances outstanding as of the close of business on the Distribution Date;

            (xxiii) the aggregate amount of Servicing Advances reimbursed during the related Due Period, the general source of funds for such reimbursements and the aggregate amount of Servicing Advances outstanding as of the close of business on the Distribution Date;

            (xxiv) the aggregate number and outstanding Stated Principal Balance of Mortgage Loans repurchased during the related Due Period due to material breaches of representations and warranties regarding such Mortgage Loans;

            (xxv) each Senior Prepayment Percentage and Subordinated Prepayment Percentage for the Distribution Date;

            (xxvi) each Senior Percentage and Subordinated Percentage for the Distribution Date;

            (xxvii) the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, in each case as of the related Determination Date;

            (xxviii) with respect to the second Distribution Date, the number and aggregate balance of any Delayed Delivery Mortgage Loans not delivered within the time periods specified in the definition of Delayed Delivery Mortgage Loans;

            (xxix) Prepayment Charges collected, waived, and paid by the Servicer;

            (xxx) the aggregate Stated Principal Balance of the Mortgage Loans in each Loan Group and in the aggregate that became Liquidated Mortgage Loans in the prior month and since the Cut-off Date (in each case immediately prior to the Stated Principal Balance being reduced to zero);

            (xxxi) the amount of any payments made by the Cap Counterparty to the Trust Fund under each Corridor Contract and the Cap Contract;

            (xxxii) the Stated Principal Balance of any Mortgage Loan that has been repurchased by the Servicer in accordance with Section 2.02, 2.03 or 3.12; and


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


            (xxxiii) the Stated Principal Balance of any Substitute Mortgage Loan provided by the Seller and the Stated Principal Balance of any Mortgage Loan that has been replaced by a Substitute Mortgage Loan in accordance with Section 2.03.

            By each Determination Date the Servicer shall provide to the Trustee in electronic form the information needed to determine the distributions to be made pursuant to Section 4.02 and any other information on which the Servicer and the Trustee mutually agree.

            The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Servicer."

SECTION 7.        Amendment to Section 4.08.
                  --------------------------

      Section 4.08 of the Pooling and Servicing Agreement is hereby amended by adding a new paragraph (g) which will read as follows:

      "(g) The Pass-Through Rate for the Interest Accrual Period for the first Distribution Date for each Class of LIBOR Certificates is set forth in the applicable footnote under the heading "Master REMIC" in the Preliminary Statement."

SECTION 8.        Amendment to Exhibit Q.
                  -----------------------

      Exhibit Q of the Pooling and Servicing Agreement is hereby amended and restated in its entirety as follows:

      "[Reserved]"

SECTION 9.        Amendment to Exhibit S.
                  -----------------------

      Exhibit S of the Pooling and Servicing Agreement is hereby amended by adding the following provisions:

"Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

   Reg AB
  Reference       Servicing Criteria            Servicer     Trustee      Notes
-------------------------------------------------------------------------------

1122(d)(1)(i)     Policies and procedures          X           X
                  are instituted to monitor
                  any performance or other
                  triggers and events of
                  default in accordance
                  with the transaction
                  agreements.
-------------------------------------------------------------------------------

1122(d)(1)(ii)    If any material servicing        X           X
                  activities are outsourced
                  to third parties,
                  policies and

   Reg AB
  Reference       Servicing Criteria            Servicer     Trustee      Notes
-------------------------------------------------------------------------------
                  procedures
                  are instituted to monitor
                  the third party's
                  performance and
                  compliance with such
                  servicing activities.
-------------------------------------------------------------------------------
1122(d)(1)(iii)   Any requirements in the                                  NA
                  transaction agreements to
                  maintain a back-up
                  servicer for the Pool
                  Assets are maintained.
-------------------------------------------------------------------------------
1122(d)(1)(iv)    A fidelity bond and              X
                  errors and omissions
                  policy is in effect on
                  the party participating
                  in the servicing function
                  throughout the reporting
                  period in the amount of
                  coverage required by and
                  otherwise in accordance
                  with the terms of the
                  transaction agreements.
-------------------------------------------------------------------------------
1122(d)(2)(i)     Payments on pool assets          X           X
                  are deposited into the
                  appropriate custodial
                  bank accounts and
                  related bank clearing
                  accounts no more than
                  two business days
                  following receipt, or
                  such other number of
                  days specified in the
                  transaction agreements.
-------------------------------------------------------------------------------
1122(d)(2)(ii)    Disbursements made via         X           X
                  wire transfer on behalf
                  of an obligor or to an
                  investor are made only
                  by authorized personnel.
-------------------------------------------------------------------------------
1122(d)(2)(iii)   Advances of funds or             X
                  guarantees regarding
                  collections, cash flows
                  or distributions, and
                  any interest or other
                  fees charged for such
                  advances, are made,
                  reviewed and approved as
                  specified in the
                  transaction agreements.
-------------------------------------------------------------------------------
1122(d)(2)(iv)    The related accounts for         X           X
                  the transaction, such as
                  cash reserve accounts or
                  accounts established as
                  a form of over
                  collateralization, are
                  separately maintained
                  (e.g., with respect to
                  commingling of cash) as
                  set forth in the
                  transaction agreements.
-------------------------------------------------------------------------------
1122(d)(2)(v)     Each custodial account           X           X
                  is maintained at a
                  federally insured
                  depository institution
                  as set forth in the
                  transaction agreements.
                  For purposes of this
                  criterion, "federally
                  insured depository
                  institution" with
                  respect to a foreign
                  financial institution
                  means a foreign
                  financial institution
                  that meets the
                  requirements of Rule
                  13k-1(b)(1) of the
                  Securities Exchange Act.
-------------------------------------------------------------------------------
1122(d)(2)(vi)    Unissued checks are              X
                  safeguarded so as to
                  prevent unauthorized
                  access.
-------------------------------------------------------------------------------
1122(d)(2)(vii)   Reconciliations are              X           X
                  prepared on a monthly
                  basis for all
                  asset-backed

   Reg AB
  Reference       Servicing Criteria            Servicer     Trustee      Notes
-------------------------------------------------------------------------------
                  securities
                  related bank accounts,
                  including custodial
                  accounts and related
                  bank clearing accounts.
                  These reconciliations
                  are (A) mathematically
                  accurate; (B) prepared
                  within 30 calendar days
                  after the bank statement
                  cutoff date, or such
                  other number of days
                  specified in the
                  transaction agreements;
                  (C) reviewed and
                  approved by someone
                  other than the person
                  who prepared the
                  reconciliation; and (D)
                  contain explanations for
                  reconciling items. These
                  reconciling items are
                  resolved within 90
                  calendar days of their
                  original identification,
                  or such other number of
                  days specified in the
                  transaction agreements.
-------------------------------------------------------------------------------
1122(d)(3)(i)     Reports to investors,            X           X
                  including those to be filed
                  with the Commission, are
                  maintained in accordance with
                  the transaction agreements and
                  applicable Commission
                  requirements. Specifically,
                  such reports (A) are prepared
                  in accordance with timeframes
                  and other terms set forth in
                  the transaction agreements; (B)
                  provide information calculated
                  in accordance with the terms
                  specified in the transaction
                  agreements; (C) are filed with
                  the Commission as required by
                  its rules and regulations; and
                  (D) agree with investors' or
                  the trustee's records as to the
                  total unpaid principal balance
                  and number of Pool Assets
                  serviced by the Servicer.
-------------------------------------------------------------------------------
1122(d)(3)(ii)    Amounts due to investors         X           X
                  are allocated and
                  remitted in accordance
                  with timeframes,
                  distribution priority and
                  other terms set forth in
                  the transaction
                  agreements.
-------------------------------------------------------------------------------
1122(d)(3)(iii)   Disbursements made to an         X           X
                  investor are posted
                  within two business days
                  to the Servicer's
                  investor records, or such
                  other number of days
                  specified in the
                  transaction agreements.
-------------------------------------------------------------------------------
1122(d)(3)(iv)    Amounts remitted to              X           X
                  investors per the investor
                  reports agree with cancelled
                  checks, or other form of
                  payment, or custodial bank
                  statements.
-------------------------------------------------------------------------------
1122(d)(4)(i)     Collateral or security           X           X
                  on pool assets is
                  maintained as required
                  by the transaction
                  agreements or related
                  pool asset documents.
-------------------------------------------------------------------------------
1122(d)(4)(ii)    Pool assets  and related         X           X
                  documents are
                  safeguarded as required
                  by the

   Reg AB
  Reference       Servicing Criteria            Servicer     Trustee      Notes
-------------------------------------------------------------------------------
                  transaction agreements.
-------------------------------------------------------------------------------
1122(d)(4)(iii)   Any additions, removals          X           X
                  or substitutions to the
                  asset pool are made,
                  reviewed and approved in
                  accordance with any
                  conditions or
                  requirements in the
                  transaction agreements.
-------------------------------------------------------------------------------
1122(d)(4)(iv)    Payments on pool assets,         X
                  including any payoffs,
                  made in accordance with
                  the related pool asset
                  documents are posted to
                  the Servicer's obligor
                  records maintained no
                  more than two business
                  days after receipt, or
                  such other number of
                  days specified in the
                  transaction agreements,
                  and allocated to
                  principal, interest or
                  other items (e.g.,
                  escrow) in accordance
                  with the related pool
                  asset documents.
-------------------------------------------------------------------------------
1122(d)(4)(v)     The Servicer's records           X
                  regarding the pool assets
                  agree with the Servicer's
                  records with respect to an
                  obligor's unpaid principal
                  balance.
-------------------------------------------------------------------------------
1122(d)(4)(vi)    Changes with respect to          X
                  the terms or status of
                  an obligor's pool assets
                  (e.g., loan
                  modifications or
                  re-agings) are made,
                  reviewed and approved by
                  authorized personnel in
                  accordance with the
                  transaction agreements
                  and related pool asset
                  documents.
-------------------------------------------------------------------------------
1122(d)(4)(vii)   Loss mitigation or               X
                  recovery actions (e.g.,
                  forbearance plans,
                  modifications and deeds
                  in lieu of foreclosure,
                  foreclosures and
                  repossessions, as
                  applicable) are
                  initiated, conducted and
                  concluded in accordance
                  with the timeframes or
                  other requirements
                  established by the
                  transaction agreements.
-------------------------------------------------------------------------------
1122(d)(4)(viii)  Records documenting              X
                  collection efforts are
                  maintained during the
                  period a pool asset is
                  delinquent in accordance
                  with the transaction
                  agreements. Such records
                  are maintained on at
                  least a monthly basis,
                  or such other period
                  specified in the
                  transaction agreements,
                  and describe the
                  entity's activities in
                  monitoring delinquent
                  pool assets including,
                  for example, phone
                  calls, letters and
                  payment rescheduling
                  plans in cases where
                  delinquency is deemed
                  temporary (e.g., illness
                  or unemployment).
-------------------------------------------------------------------------------
1122(d)(4)(ix)    Adjustments to interest          X
                  rates or rates of return
                  for pool assets with variable
                  rates are computed based on
                  the related pool

   Reg AB
  Reference       Servicing Criteria            Servicer     Trustee      Notes
-------------------------------------------------------------------------------
                  asset documents.
-------------------------------------------------------------------------------
1122(d)(4)(x)     Regarding any funds held         X
                  in trust for an obligor
                  (such as escrow
                  accounts): (A) such
                  funds are analyzed, in
                  accordance with the
                  obligor's pool asset
                  documents, on at least
                  an annual basis, or such
                  other period specified
                  in the transaction
                  agreements; (B) interest
                  on such funds is paid,
                  or credited, to obligors
                  in accordance with
                  applicable pool asset
                  documents and state
                  laws; and (C) such funds
                  are returned to the
                  obligor within 30
                  calendar days of full
                  repayment of the related
                  pool assets, or such
                  other number of days
                  specified in the
                  transaction agreements.
-------------------------------------------------------------------------------
1122(d)(4)(xi)    Payments made on behalf          X
                  of an obligor (such as
                  tax or insurance
                  payments) are made on or
                  before the related
                  penalty or expiration
                  dates, as indicated on
                  the appropriate bills or
                  notices for such
                  payments, provided that
                  such support has been
                  received by the servicer
                  at least 30 calendar
                  days prior to these
                  dates, or such other
                  number of days specified
                  in the transaction
                  agreements.
-------------------------------------------------------------------------------
1122(d)(4)(xi)    Any late payment                 X
                  penalties in connection
                  with any payment to be
                  made on behalf of an
                  obligor are paid from
                  the Servicer's funds and
                  not charged to the
                  obligor, unless the late
                  payment was due to the
                  obligor's error or
                  omission.
-------------------------------------------------------------------------------
1122(d)(4)(xii)   Disbursements made on            X
                  behalf of an obligor are
                  posted within two
                  business days to the
                  obligor's records
                  maintained by the
                  servicer, or such other
                  number of days specified
                  in the transaction
                  agreements.
-------------------------------------------------------------------------------
1122(d)(4)(xiii)  Delinquencies,                   X
                  charge-offs and
                  uncollectible accounts
                  are recognized and
                  recorded in accordance
                  with the transaction
                  agreements.
-------------------------------------------------------------------------------
1122(d)(4)(xv)    Any external enhancement         X (with     X
                  or other support,                respect to
                  identified in Item               a swap
                  1114(a)(1) through (3)           disclosure
                  or Item 1115 of                  event)
                  Regulation AB, is
                  maintained as set forth
                  in the transaction
                  agreements.
-------------------------------------------------------------------------------

SECTION 10.       Amendment to Exhibit U.
                  -----------------------

      Exhibit U of the Pooling and Servicing Agreement is hereby amended in its entirety and will read as follows:

                     "FORM OF SARBANES-OXLEY CERTIFICATION
                           (Replacement of Servicer)


      Re:   IndyMac INDX Mortgage Loan Trust 2006-A1

      The undersigned Servicer hereby certifies to the Depositor and its officers, directors and Affiliates (collectively, the "Certification Parties") as follows, with the knowledge and intent that the Certification Parties will rely on this Certification in connection with the certification concerning the Trust Fund to be signed by an officer of the Depositor and submitted to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002:

      1. I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the Trustee pursuant to the Agreement (collectively, the "Servicing Information");

      2. Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

      3. Based on my knowledge, all of the Servicing Information required to be provided by the Servicer under the Agreement has been provided to the Depositor or the Trustee, as applicable;

      4. I am responsible for reviewing the activities performed by the Servicer as servicer under the Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Pooling and Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

      5. The Compliance Statement required to be delivered by the Servicer pursuant to the Pooling and Servicing Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Reporting Subcontractor pursuant to the Agreement, have been provided to the Depositor. Any material instances of noncompliance described in such reports have been disclosed to the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                  [SERVICER]

                                  By:
                                       -------------------------------
                                       Name:
                                       Title:
                                    Date:
                                         ----------------------------"

SECTION 11.       Effect of Amendment.
                  --------------------

      Upon execution of this Amendment, the Pooling and Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Servicer and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Pooling and Servicing Agreement for any and all purposes. Except as modified and expressly amended by this Amendment, the Pooling and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 12.       Notices.
                  --------

      The parties hereto acknowledge that pursuant to Section 10.05(a) of the Pooling and Servicing Agreement, the Trustee shall use its best efforts to promptly provide notice to each Rating Agency of this Amendment.

SECTION 13.       Binding Effect.
                  ---------------

      The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the related Certificateholders.

SECTION 14.       Governing Law.

      This Amendment shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Certificateholders shall be determined in accordance with such laws.

SECTION 15.       Severability of Provisions.
                  --------------------------

      If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment or of the Certificates or the rights of the Holders thereof.

SECTION 16.       Section Headings.
                  -----------------

      The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

SECTION 17.       Counterparts.
                  -------------

      This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                    INDYMAC MBS, INC.,
                                      as Depositor

                                      By:    /s/ Jill Jacobson
                                             ---------------------------
                                      Name:  Jill Jacobson
                                             ---------------------------
                                      Title: Vice President
                                             ---------------------------


                                    INDYMAC BANK, F.S.B.
                                      as Servicer

                                      By:    /s/ Jill Jacobson
                                             ---------------------------
                                      Name:  Jill Jacobson
                                             ---------------------------
                                      Title: Vice President
                                             ---------------------------



                                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                      as Trustee

                                      By:    /s/ Jennifer Hermansader
                                             ---------------------------
                                      Name:  Jennifer Hermansader
                                             ---------------------------
                                      Title: Associate
                                             ---------------------------